EARNINGS (LOSS) PER SHARE (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Earnings Per Share [Table Text Block]
	2012	2011	2010
Net (loss) income attributable to the Company	$(89,630,508)	$7,909,398	$34,402,004
Weighted average outstanding shares of common stock	27,017,780	26,737,638	25,907,217
Effect of dilutive securities
Warrants	-	-	-
Contingently issuable shares	-	227,368	165,289

Earnings per share:
Basic	$(3.32)	$0.30	$1.33
Diluted	$(3.32)	$0.29	$1.32